                                                                    EXHIBIT 10.1


                          SECOND AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT
                         -----------------------------

     This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of July 12, 2000, is among CELLSTAR CORPORATION, a
 ---------
Delaware corporation (the "Borrower"), each of the banks or other lending
                           --------
institutions which is or may from time to time become a signatory to the Agreement (hereinafter defined) or any successor or permitted assignee thereof (each a "Bank" and collectively, the "Banks"), BANK ONE, NA (formerly known as
         ----                         -----
The First National Bank of Chicago), as syndication agent (the "Syndication
                                                                -----------
Agent"), NATIONAL CITY BANK, as documentation agent (the "Documentation Agent"),
-----                                                     -------------------
CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), a national banking association ("CBT"), as agent for
                                                        ---
itself and the other Banks, as issuer of Letters of Credit under the Agreement, and as the swing line lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and THE CHASE MANHATTAN BANK
                    --------------------
("Chase"), as alternate currency agent (in such capacity, together with its
  -----
successors in such capacity, the "Alternate Currency Agent").
                                  ------------------------

                                   RECITALS:

     A. The Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent have entered into that certain Amended and Restated Credit Agreement dated as of August 2, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 23, 1999 (the "Agreement").
                                              ---------

     B. The Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent now desire to amend the Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     1.1  Definitions. Capitalized terms used in this Amendment, to the extent
          -----------
not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                  ARTICLE II

                                  Amendments
                                  ----------

     2.1  New Definitions. Effective as of May 31, 2000, Section 1.1 of the
          ---------------
Agreement is hereby amended to add the following definitions, to read in their respective entireties as follows:

          "Eligible Analog Inventory" means all Eligible Inventory consisting of
           -------------------------
analog phones.

          "Eligible Non-Analog Inventory" means all Eligible Inventory other
           -----------------------------
than Eligible Analog Inventory.

          "Fee Agreements" has the meaning specified in Section 9.12.
           --------------                               ------------

          "Second Quarter Special Charges" means the following special charges
           ------------------------------
recorded in the Borrower's fiscal quarter ending May 31, 2000:

          (a) Up to $5,900,000 related to reserves for Brazil related exit expenses;

          (b) Up to $5,500,000 for the reserve for accounts receivable related to the Miami redistribution business;

          (c) Up to $17,300,000 related to the reserve for US-based Brazilian accounts receivable; and

          (d) Up to $2,100,000 related to special expenses incurred on behalf of Asia Pacific.

     2.2  Deleted Definitions. Effective as of the date hereof, Section 1.1 of
          -------------------
the Agreement is hereby amended to delete the definitions of "Alternate Advance Rate Availability Period", "Exception Period", "Permitted Overadvance Period" and "Price Protected Inventory".

     2.3  Amended Definitions. Effective as of the date hereof, the respective
          -------------------
definitions of each of the following terms set forth in Section 1.1 of the
                                                        -----------
Agreement are hereby amended to read in their respective entireties as follows:

          "Applicable Percentage" means, for any day, (a) with respect to
           ---------------------
     Eurodollar Advances, the margin of interest over the Eurodollar Rate that is applicable when any Applicable Rate based on the Eurodollar Rate is determined under this Agreement, (b) with respect to Floating Rate Advances, the margin of interest over the Alternate Base Rate that is applicable when any Applicable Rate based on the Alternate Base Rate is determined under this Agreement, (c) with respect to Alternate Currency Advances, the margin of interest over the Alternate Currency Rate that is applicable when any Applicable Rate based on the Alternate Currency Rate is determined under this Agreement, (d) with respect to commitment fees payable under Section 2.9, the commitment fee percentage that is applicable
                   -----------
     when any such commitment fee is determined under this Agreement, and (e) with respect to letter of credit fees payable under Section 3.5, the letter
                                                         -----------
     of credit fee percentage that is applicable when any such letter of credit fee is determined under this Agreement. The Applicable Percentage is subject to adjustment (upwards or downwards, as appropriate) based on the ratio of Consolidated Funded Debt to Consolidated Cash Flow; provided that from and including July 12, 2000 until the due date for the Compliance Certificate for the fiscal quarter ending August 31, 2000, the Applicable Percentage shall be the Applicable Percentage prescribed in Category 5 below. On each date a Compliance Certificate is due under Section 9.1(d),
                                                               --------------
     commencing with the Compliance Certificate for the fiscal quarter ending August 31, 2000, the Applicable Percentage shall be adjusted to reflect the Applicable Percentage prescribed below for the ratio of Consolidated Funded Debt to Consolidated Cash Flow as demonstrated by such Compliance
     Certificate:

                                                    Applicable
                             Ratio of               Percentage
                           Consolidated           for Eurodollar          Applicable
                          Funded Debt to           Advances and             Margin         Applicable
                           Consolidated              Alternate           for Floating      Letter of         Applicable
         Category           Cash Flow            Currency Advances      Rate Advances     Credit Fees      Commitment Fee
         --------           ---------            -----------------      -------------     -----------      --------------
             1        Less than 1.00 to 1.00          1.625%                0.25%            1.625%            0.250%

             2        Greater than or equal           1.750%                0.25%            1.750%            0.250%
                      to 1.00 to 1.00, but
                      less than 1.50 to 1.00

             3        Greater than or equal           2.000%                0.50%            2.000%            0.375%
                      to 1.50 to 1.00, but
                      less than 2.25 to 1.00

             4        Greater than or equal           2.250%                0.75%            2.250%            0.375%
                      to 2.25 to 1.00, but
                      less than 3.00 to 1.00

             5        Greater than or equal           2.500%                1.00%            2.500%            0.500%
                      to 3.00 to 1.00 but
                      less than 3.50 to 1.00

             6        Greater than or equal           2.750%                1.25%            2.750%            0.500%
                      to 3.50 to 1.00

     After each adjustment of the Applicable Percentage in accordance herewith due to a change in the ratio of Consolidated Funded Debt to Consolidated Cash Flow as demonstrated by the Compliance Certificate, the new Applicable Percentage shall apply to all Advances made or outstanding thereafter until the next date that a Compliance Certificate is due under Section 9.1(d) and
                                                              --------------
     demonstrates a change in the ratio of Consolidated Funded Debt to Consolidated Cash Flow to an amount so that another Applicable Percentage shall be applied. Upon the request of the Agent, the Borrower must demonstrate to the reasonable satisfaction of the Agent the required applicable ratio in order to obtain an adjustment to a lower Applicable Percentage. If the Borrower fails to furnish to the Agent any Compliance Certificate by the date required by this Agreement, then the maximum Applicable Percentage shall apply at all times after such date for all Advances made or outstanding after such date until the Borrower furnishes the required Compliance Certificate to the Agent.

          "Borrowing Base" means an amount equal to the sum of (i) 80% of the
           --------------
     Eligible Accounts, plus (ii) the lesser of (A) the sum of 50% of Eligible Non-Analog Inventory plus 40% of Eligible Analog Inventory, or (B) the Inventory Cap. If the Banks so elect, the Borrowing Base shall also include such portion of Credit Insured Accounts as the Banks shall elect. The Banks shall have no obligation to allow any of the Credit Insured Accounts to be included in the Borrowing Base. Any election by the Banks to include Credit Insured Accounts in the Borrowing Base and any election regarding the amount or percentage of Credit Insured Accounts to be included in the Borrowing Base shall require the unanimous approval of all of the Banks, which approval may be given or withheld in the exercise of each Bank's sole and absolute discretion.

          "Commitment" means (i) as to the Administrative Agent, the obligation
           ----------
     of the Administrative Agent to make Swing Line Advances pursuant to Section
                                                                         -------
     2.2 and issue Letters of Credit pursuant to Section 3.1, and (ii) as to
     ---                                         -----------
     each Bank, the obligation of such Bank to make Advances pursuant to Sections 2.1 and 2.2 and participate in Letters of Credit pursuant to
     ------------     ---
     Sections 3.1 and 3.3 in an aggregate principal amount at any time
     ------------     ---
     outstanding up to but not exceeding the amount set forth below opposite the name of such Bank under the heading "Commitment":

             BANK                                                            COMMITMENT
             ----                                                            ----------
             CBT                                                            $21,739,130.43

             Bank One, NA                                                   $21,739,130.43

             National City Bank                                             $21,739,130.43

             Credit Lyonnais New York Branch                                $17,391,304.35

             Wells Fargo Bank Texas, National Association                   $17,391,304.35

     , or the Commitment amount assigned or retained pursuant to an Assignment and Acceptance, or the Commitment amount for such Bank specified in documentation executed pursuant to Section 2.12; in each case, as such
                                        ------------
     amount may be reduced pursuant to Section 2.10 or terminated pursuant to
                                       ------------
     Section 2.10 or Section 12.2; provided, however, that with regard to CBT's
     ------------    -------------
     Commitment, the commitment to make Alternate Currency Advances shall be the commitment of Chase. Notwithstanding anything to the contrary contained herein, CBT shall have no commitment to make Alternate Currency Advances, and Chase shall have no commitment to make any Advances other than Alternate Currency Advances.

          "Maximum Rate" means, at any time, the maximum rate of interest under
           ------------
     applicable law that the Agent or the Banks may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the applicable weekly ceiling described in, and computed in accordance with, Chapter 303 of the Texas Finance Code.

          "Total Commitment Amount" means the aggregate amount of the
           -----------------------
     Commitments of the Banks, which amount is $100,000,000 as of July 12, 2000 and may be increased to $135,000,000 subject to and in accordance with the terms, conditions and provisions of Section 2.12. For purposes of the
                                         ------------
     definitions of "Total Commitment Amount" and "Required Banks" set forth in
                     -----------------------       --------------
     this Section 1.1, the portion of the Total Commitment Amount attributable
          -----------
     to the Commitment of Chase and CBT shall be deemed to be held by CBT.

     2.4  Change of Control.  Effective as of the date hereof, the reference to
          -----------------
"Richard M. Gozia" appearing in subsection (c) of the definition of "Change of
                                --------------
Control" set forth in Section 1.1 of the Agreement is hereby amended to read
                      -----------
"Dale H. Allardyce".

     2.5  Repayment of Advances.  Effective as of the date hereof, Section 2.4
          ---------------------                                    -----------
of the Agreement is hereby amended to read in its entirety as follows:

          Section 2.4  Repayment of Advances. The Borrower shall make a payment
                       ---------------------
     to the Agent during the month of August on or before August 31, 2000, such payment to be in the amount equal to all management services fees and intellectual property royalty fees billed under the Fee Agreements during the quarter ending August 31, 2000, and shall make a payment to the Agent during the month of November on or before November 30, 2000, such payment to be in the amount equal to all management services fees and intellectual property royalty fees billed under the Fee Agreements during the quarter ending November 30, 2000, each such payment to be applied to repay Advances in such amount. Such amounts so paid may be reborrowed subject to the terms, conditions and provisions of this Agreement. The Borrower shall repay the unpaid principal amount of all Advances on the Termination Date.

     2.6  Accordion Provision.  Effective as of the date hereof, the amount
          --------------------
"$20,000,000" appearing in Section 2.12 of the Agreement is hereby amended to
                           ------------
read "$35,000,000".

     2.7  Amendment to Section 4.3.  Effective as of the date hereof, Section
          -------------------------                                   -------
4.3 of the Agreement is hereby amended to read in its entirety as follows:
---

          Section 4.3  Mandatory Prepayment. If at any time the amount equal to
                       --------------------
     the sum of (i) the outstanding principal amount of the Advances (including without limitation the Equivalent Amount of any Alternate Currency Advances), plus (ii) the Letter of Credit Liabilities exceeds the lesser of the Borrowing Base or the Total Commitment Amount (the amount of such excess being referred to herein as the "Overadvance"), the Borrower shall
                                             -----------
     promptly prepay the outstanding Advances by the amount of the Overadvance plus accrued and unpaid interest on the amount so prepaid or, if no Advances are outstanding, the Borrower shall immediately pledge to the Agent cash or cash equivalent investments in an amount equal to the Overadvance as security for the Obligations.

     2.8  Compliance Certificate.  Effective as of the date hereof, subsection
          ----------------------                                    ----------
(d) of Section 9.1 of the Agreement is hereby amended to read in its entirety
---    -----------
as follows:

          (d)  Compliance Certificate. (i) Concurrently with the delivery of
               ----------------------
     each of the financial statements referenced to in subsections 9.1(a) and
                                                       ------------------
     (b), a Compliance Certificate showing calculation of the financial covenants, and (ii) unless the appropriate parties hereto have entered into an amendment to this Agreement on or before November 22, 2000, pursuant to which Borrower has demonstrated that it is and will be in compliance with all covenants, terms and provisions of this Agreement as amended by such amendment, Borrower will furnish to the Agent and each Bank on or before November 22, 2000, a Compliance Certificate showing calculation of the financial covenants as of October 31, 2000 and that Borrower and the Subsidiaries are in compliance with all terms, covenants and provisions of this Agreement, provided that Borrower acknowledges that the Agent and the Banks do not and shall not have any commitment or obligation to enter into any such amendment, and none of the Banks or the Agent have made any representation or warranty regarding any such amendment to Borrower or any other Person;

     2.9  Fee Agreements.  Effective as of the date hereof, Article IX of the
          --------------                                    ----------
Agreement is hereby amended to add the following Section 9.12 to the end
                                                 ------------
thereof, such section to read in its entirety as follows:

          Section 9.12  Fee Agreements. The Borrower will enter into and cause
                        --------------
     to be maintained management services agreements and intellectual property royalty agreements with certain Foreign Subsidiaries, providing for payments from such Foreign Subsidiaries to the Borrower of management services fees and intellectual property royalty fees, respectively, calculated in accordance with Schedule 9.12 (such management services
                                   -------------
     agreements and intellectual property royalty agreements being herein called the "Fee Agreements"). The Borrower shall comply with and perform all of
          --------------
     its obligations under the Fee Agreements and shall bill and collect all fees and amounts payable thereunder. It is understood and agreed that
     Schedule 9.12 may change from time to time based upon the results of
     -------------
     transfer pricing studies which may be performed by the Borrower from time to time.

     2.10 Financial Covenants.  Effective as of May 31, 2000, Sections 11.2,
          -------------------                                 -------------
11.3, 11.4, 11.5 and 11.6 of the Agreement are hereby amended to read in their
----  ----  ----     ----
respective entireties as follows:

          Section 11.2  Consolidated Interest Coverage Ratio. The Borrower will
                        ------------------------------------
     maintain or cause to be maintained, as of the end of each fiscal quarter of the Borrower and as of October 31, 2000, an Interest Coverage Ratio of not less than 3.0 to 1.0 for the 12 months then ended.

          Section 11.3  Companies Interest Coverage Ratio. The Borrower will
                        ---------------------------------
     maintain or cause to be maintained, as of the end of each fiscal quarter of the Borrower and as of October 31, 2000, a ratio of (a) the Companies Cash Flow to (b) interest expense of the Borrower and the Subsidiaries on a consolidated basis of not less than 1.25 to 1.0 for the most recent 12 months then ended, provided that for purposes of calculating the foregoing ratio for each of Borrower's fiscal quarters ending May 31, 2000 and August 31, 2000 only, but not at any time thereafter, the Second Quarter Special Charges shall be added back to net income to the extent deducted from gross income in determining Companies Cash Flow for such period. In the event it is determined (by the most recent Compliance Certificate or otherwise) that the Companies Cash Flow is not sufficient to cause compliance with this
     Section 11.3, then within 10 days after such determination, the Borrower
     ------------
     will cause to be transferred to the Companies from the other Subsidiaries cash in an amount which when added to the Companies Cash Flow is sufficient to cause compliance with this Section 11.3, and, to the extent they comply
                                   ------------
     with such covenant, the Companies shall be deemed to have met the requirements of this Section 11.3 for the relevant period of determination,
                          ------------
     except as hereinafter provided. Notwithstanding anything to the contrary contained herein, (a) the Companies may not use the transferred cash described in the preceding sentence to meet the ratio requirements of this
     Section 11.3 in more than two consecutive fiscal quarters, and (b) the
     ------------
     Companies may not use the transferred cash described in the preceding sentence to meet the ratio requirement of this Section 11.3 for the
                                                    ------------
     compliance determination to be made as of October 31, 2000. Such transferred cash shall remain with the Companies, notwithstanding any other covenants to the contrary contained herein, until the Companies have demonstrated compliance with this Section 11.3 without the benefit of such
                                       ------------
     transferred cash.

          Section 11.4  Minimum Turnover Ratio. The Borrower will maintain or
                        ----------------------
     cause to be maintained, as of the end of each fiscal quarter of Borrower and as of October 31, 2000, a ratio of Consolidated Cost of Goods Sold to Consolidated Average Inventory of not less than 6.0 to

     1.0, provided that calculation of the ratio required by this Section 11.4 as of October 31, 2000 shall be calculated as though the last quarter ended on October 31, 2000.

          Section 11.5  Consolidated Funded Debt to Consolidated Cash Flow
                        --------------------------------------------------
     Ratio. The Borrower will maintain or cause to be maintained, as of the end
     -----
     of each fiscal quarter of Borrower and as of October 31, 2000, a ratio of Consolidated Funded Debt, as of the date of determination, to Consolidated Cash Flow, for the most recent 12 months then ended, of not greater than
     3.5 to 1.0.

          Section 11.6  Consolidated Senior Debt to Consolidated Cash Flow
                        --------------------------------------------------
     Ratio. The Borrower will maintain or cause to be maintained, as of the end
     -----
     of each fiscal quarter of Borrower and as of October 31, 2000, a ratio of Consolidated Senior Debt, as of the date of determination, to Consolidated Cash Flow, for the most recent 12 months then ended, of not greater than
     2.5 to 1.0.

     2.11 Amendment to Compliance Certificate.  Effective as of May 31, 2000,
          -----------------------------------
Exhibit D to the Credit Agreement is hereby amended to read in its entirety as
---------
set forth on Annex I hereto.
             -------

     2.12 Amendment to Borrowing Base Report.  Effective as of the date hereof,
          ----------------------------------
Exhibit E to the Credit Agreement is hereby amended to read in its entirety as
---------
set forth on Annex II hereto.
             --------

     2.13 Schedule 9.12. Effective as of the date hereof, the Agreement is
          -------------
hereby amended to add Schedule 9.12 thereto, which schedule shall read in its
                      -------------
entirety as set forth on Annex III hereto.
                         ---------

                                  ARTICLE III

                             Conditions Precedent
                             --------------------

     3.1  Conditions.  The effectiveness of this Amendment is subject to the
          ----------
satisfaction of the following conditions precedent:

          (a)  Representations and Warranties. The representations and
               ------------------------------
     warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

          (b)  No Default.  No Default shall have occurred and be continuing.
               ----------

          (c)  Corporate Matters. All corporate proceedings taken in connection
               -----------------
     with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel, Locke Liddell & Sapp LLP.

          (d)  Additional Documentation.  The Administrative Agent shall have
               ------------------------
     received such additional approvals, opinions, or documents as the Administrative Agent or its legal counsel, Locke Liddell & Sapp LLP, may reasonably request.

          (e)  Fees. Borrower shall have paid to Agent, for the account of each
               ----
     Bank that executes and delivers this Amendment (except Chase), an amendment fee in the amount of its Commitment multiplied by 20 basis points.

                                  ARTICLE IV

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.1  Ratifications. The terms and provisions set forth in this Amendment
          -------------
shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.2  Representations and Warranties. Borrower hereby represents and
          ------------------------------
warrants to the Administrative Agent and the Banks that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under
(i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) no Default has occurred and is continuing.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     5.1  Survival of Representations and Warranties. All representations and
          ------------------------------------------
warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Bank or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Bank to rely upon them.

     5.2  Reference to Agreement. Each of the Loan Documents, including the
          ----------------------
Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     5.3  Expenses of the Administrative Agent. Borrower agrees to pay on demand
          ------------------------------------
all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of the Administrative Agent's legal counsel, and all costs and expenses incurred by the Administrative Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Administrative Agent's legal counsel.

     5.4  Severability. Any provision of this Amendment held by a court of
          ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.5  APPLICABLE LAW. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN
          --------------
THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     5.6  Successors and Assigns. This Amendment is binding upon and shall inure
          ----------------------
to the benefit of the Borrower, the Banks, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Alternate Currency Agent and their respective successors and assigns, except the Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

     5.7  Counterparts. This Amendment may be executed in one or more
          ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment shall not be effective unless and until the Agent, the requisite Banks, the Borrower and the Guarantors have each executed and delivered a counterpart hereof; provided, however that execution and delivery by Holdings shall not be required for effectiveness of this Amendment, but Holdings shall execute and deliver this Amendment no later than August 31, 2000, and failure to do so by such date shall constitute an Event of Default under the Agreement.

     5.8  Headings.  The headings, captions, and arrangements used in this
          --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.9  Release of Claims. The Borrower and the Guarantors each hereby
          -----------------
acknowledge and agree that none of them has any and there are no claims or offsets against or defenses or counterclaims to the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and to the extent any such claims, offsets, defenses or counterclaims exist, Borrower and the Guarantors each hereby waives, and hereby release the Administrative Agent, the Alternate Currency Agent, the Syndication Agent, the Documentation Agent and each of the Banks from, any and all claims, offsets, defenses and counterclaims, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

     5.10 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS
          ----------------
AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.


                                        BORROWER:
                                        --------

                                        CELLSTAR CORPORATION


                                        By: /s/ AUSTIN P. YOUNG
                                            -----------------------------------
                                           Name:  Austin P. Young
                                                  -----------------------------
                                           Title: Senior Vice President, Chief
                                                  -----------------------------
                                                  Financial Officer & Treasurer
                                                  -----------------------------


                                        AGENTS AND BANKS:
                                        ----------------

                                        CHASE BANK OF TEXAS, NATIONAL
                                        ASSOCIATION (formerly known as Texas
                                        Commerce Bank National Association), as
                                        Administrative Agent and as a Bank


                                        By:  /s/ ALLEN K. KING
                                            -----------------------------------
                                            Allen K. King
                                            -----------------------------------
                                            Vice President
                                            -----------------------------------


                                        BANK ONE, NA (formerly known as The
                                        First National Bank of Chicago),
                                        as Syndication Agent and as a Bank


                                        By: /s/ CHRISTOPHER CHILD
                                            -----------------------------------
                                           Name:  Christopher Child
                                                  -----------------------------
                                           Title: Senior V.P./C.O.
                                                  -----------------------------



                                        NATIONAL CITY BANK,
                                        as Documentation Agent and as a Bank



                                        By:  /S/ SCOTT BREWER
                                            ----------------------------------
                                             Name:  Scott Brewer
                                            ----------------------------------
                                             Title:  A. V. P.
                                            ----------------------------------

                                        THE CHASE MANHATTAN BANK,
                                        as Alternate Currency Agent and as a
                                        Bank


                                        By: /s/ JOHN F. GEHEBE
                                            ----------------------------------
                                           Name:  John F. Gehebe
                                                 -----------------------------
                                           Title:  Vice President
                                                  ----------------------------


                                        CREDIT LYONNAIS NEW YORK BRANCH



                                        By:
                                            ----------------------------------
                                           Name:
                                                 -----------------------------
                                           Title:
                                                  ----------------------------



                                        WELLS FARGO BANK TEXAS,
                                        NATIONAL ASSOCIATION (formerly known as
                                        Wells Fargo Bank (Texas), National
                                        Association)


                                        By: /s/ BRIAN P. RIORDAN
                                            ----------------------------------
                                           Name:  Brian P. Riordan
                                                  ----------------------------
                                           Title:  Banking Officer
                                                   ---------------------------


Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.


                                        NATIONAL AUTO CENTER, INC.


                                        By: /s/ AUSTIN P. YOUNG
                                            -----------------------------------
                                           Name:  Austin P. Young
                                                  -----------------------------
                                           Title: Senior Vice President, Chief
                                                  -----------------------------
                                                  Financial Officer & Treasurer
                                                  -----------------------------

                                        CELLSTAR, LTD.

                                        By:    National Auto Center, Inc.,
                                               General Partner


                                            /s/ AUSTIN P. YOUNG
                                        By:___________________________________
                                                 Austin P. Young
                                           Name:______________________________
                                                  Senior Vice President,
                                                  Chief Financial Officer
                                                  & Treasurer
                                           Title:_____________________________




                                        CELLSTAR FULFILLMENT, LTD.

                                        By:   CellStar Fulfillment, Inc.,
                                              General Partner


                                            /s/ AUSTIN P. YOUNG
                                        By:___________________________________
                                                 Austin P. Young
                                           Name:______________________________
                                                  Senior Vice President,
                                                  Chief Financial Officer
                                                  & Treasurer
                                           Title:_____________________________



                                        CELLSTAR FINANCO, INC.



                                            /s/ AUSTIN P. YOUNG
                                        By:___________________________________
                                                 Austin P. Young
                                           Name:______________________________
                                                  Senior Vice President,
                                                  Chief Financial Officer
                                                  & Treasurer
                                           Title:_____________________________




                                        CELLSTAR FULFILLMENT, INC.


                                            /s/ AUSTIN P. YOUNG
                                        By:___________________________________
                                                 Austin P. Young
                                           Name:______________________________
                                                  Senior Vice President,
                                                  Chief Financial Officer
                                                  & Treasurer
                                           Title:_____________________________

                                        NAC HOLDINGS, INC.


                                        By: /s/ ELAINE FLUD RODRIGUEZ
                                           ------------------------------------
                                           Elaine Flud Rodriguez
                                           President

                                        CELLSTAR INTERNATIONAL CORPORATION/ASIA


                                        By: /s/ AUSTIN P. YOUNG
                                           ------------------------------------
                                           Name:  Austin P. Young
                                                -------------------------------
                                           Title: Senior Vice President, Chief
                                                 ------------------------------
                                                   Financial Officer & Treasurer
                                                 -------------------------------




                                        AUDIOMEX EXPORT CORP.


                                        By: /s/ AUSTIN P. YOUNG
                                           ------------------------------------
                                           Name:  Austin P. Young
                                                -------------------------------
                                           Title: Senior Vice President, Chief
                                                 ------------------------------
                                                   Financial Officer & Treasurer
                                                 -------------------------------



                                        CELLSTAR INTERNATIONAL
                                        CORPORATION/SA


                                        By: /s/ AUSTIN P. YOUNG
                                           ------------------------------------
                                           Name:  Austin P. Young
                                                -------------------------------
                                           Title: Senior Vice President, Chief
                                                 ------------------------------
                                                   Financial Officer & Treasurer
                                                 -------------------------------




                                        CELLSTAR AIR SERVICES, INC.


                                        By: /s/ AUSTIN P. YOUNG
                                           ------------------------------------
                                           Name:  Austin P. Young
                                                -------------------------------
                                           Title: Senior Vice President, Chief
                                                 ------------------------------
                                                   Financial Officer & Treasurer
                                                 -------------------------------

                                        A & S AIR SERVICE, INC.


                                        By:/s/ AUSTIN P. YOUNG
                                           -----------------------------------
                                           Name: Austin P. Young
                                                ------------------------------
                                           Title: Senior Vice President,
                                                 -----------------------------
                                                  Chief Financial Officer
                                                 -----------------------------
                                                  and Treasurer
                                                 -----------------------------

                                        CELLSTAR TELECOM, INC.


                                        By: /s/ AUSTIN P. YOUNG
                                           -----------------------------------
                                           Name: Austin P. Young
                                                ------------------------------
                                           Title: Senior Vice President,
                                                 -----------------------------
                                                  Chief Financial Officer
                                                 -----------------------------
                                                  and Treasurer
                                                 -----------------------------



                                        FLORIDA PROPERTIES, INC.


                                        By: /s/ AUSTIN P. YOUNG
                                           -----------------------------------
                                           Name: Austin P. Young
                                                ------------------------------
                                           Title: Senior Vice President,
                                                 -----------------------------
                                                  Chief Financial Officer
                                                 -----------------------------
                                                  and Treasurer
                                                 -----------------------------



                                        CELLSTAR GLOBAL SATELLITE
                                        SERVICE, LTD.

                                        By:    National Auto Center, Inc.,
                                               General Partner


                                        By: /s/ AUSTIN P. YOUNG
                                           -----------------------------------
                                           Name: Austin P. Young
                                                ------------------------------
                                           Title: Senior Vice President,
                                                 -----------------------------
                                                  Chief Financial Officer
                                                 -----------------------------
                                                  and Treasurer
                                                 -----------------------------

                                    ANNEX I
                                    -------


                                   EXHIBIT D
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                            Compliance Certificate
                            ----------------------

                            COMPLIANCE CERTIFICATE
                            ----------------------

TO: Chase Bank of Texas, National Association, as Administrative Agent 2200 Ross Avenue, 3rd Floor
     Dallas, Texas 75201
     Attention: Allen K. King

Ladies and Gentlemen:

     The undersigned is the president, chief executive officer, the chief financial officer or the corporate controller of CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), and is authorized to make and deliver
                           --------
this certificate pursuant to that certain Amended and Restated Credit Agreement dated as of August 2, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 23, 1999, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July ___, 2000 (as the same has been and may be amended, supplemented or modified from time to time, being hereinafter referred to as the "Credit Agreement"), among the Borrower, each of the banks or other lending
 ----------------
institutions which is or may become a party thereto and the successors and permitted assigns thereof, Bank One, NA (formerly known as The First National Bank of Chicago), as syndication agent (the "Syndication Agent"), National City
                                             -----------------
Bank, as documentation agent (the "Documentation Agent"), Chase Bank of Texas,
                                   -------------------
National Association, a national banking association, as administrative agent for itself and each of the other Banks, as issuer of Letters of Credit thereunder and as the swing line lender (the "Administrative Agent"), and The
                                              --------------------
Chase Manhattan Bank, as alternate currency agent (the "Alternate Currency
                                                        ------------------
Agent"). All terms defined in the Credit Agreement shall have the same meaning
-----
herein.

     In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies to the Agent and each Bank that the following statements are true and correct:

     A.   Representations and Warranties. The representations and warranties
          ------------------------------
contained in Article VIII of the Credit Agreement and in each of the other Loan
             ------------
Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

     B.   Financial Covenants. The information set forth below is true and
          -------------------
correct based upon the financial statements delivered herewith as of the last day of the fiscal quarter next preceding the date of this certificate or such other date of determination as may be set forth below:

(1)  Consolidated Tangible Net Worth as of ___________, ______:

     (a)  Stockholders' or owners' equity of the Borrower and the Subsidiaries
          on a consolidated basis as of such date.................................................................      $___________
     (b)  Amount at which shares of capital stock of any Person appear as an asset on
          the balance sheet of such Person........................................................................      $___________
     (c)  Goodwill, including amounts that represent the excess of the purchase price paid for
          assets or stock over the value assigned thereto.........................................................      $___________
     (d)  Patents, trademarks, trade names, and copyrights........................................................      $___________
     (e)  Deferred expenses.......................................................................................      $___________
     (f)  Loans and advances to any stockholder, director, officer, partner or employee of the
          Borrower, any Subsidiary, or any Affiliate of the Borrower or any Subsidiary............................      $___________
     (g)  All other assets which are properly classified as intangible assets.....................................      $___________
     (h)  Sum of Lines (b), (c), (d), (e), (f) and (g)............................................................      $___________
     (i)  Tangible Net Worth (Difference of Line (a) minus Line (h))..............................................      $___________
     (j)  Sum of net income, after provision for income taxes, of the Borrower and the
          Subsidiaries on a consolidated basis (without any deduction for losses) for each fiscal quarter of the Borrower ended through such date beginning with the
          fiscal quarter ending August 31, 1999...................................................................      $___________
     (k)  50% of Line (j).........................................................................................      $___________
     (l)  With respect to any issuance, sale or other disposition of any shares of capital stock or other equity securities of Borrower of any class (or any securities convertible or exchangeable for any such shares, or any rights, warrants or

COMPLIANCE CERTIFICATE - Page 1

          options to subscribe for or purchase any such shares), the aggregate gross proceeds of such issuance, sale or other disposition, less the following:
                                                                ----
          (i) placement agent fees, (ii) underwriting discounts and commissions, (iii) bank and other lender fees, and (iv) legal fees and other expenses payable by the issuer in connection with such issuance, sale or other disposition, to the extent such proceeds are
          received by the Borrower..............................................................................      $___________
     (m)  Minimum Consolidated Tangible Net Worth required by Section 11.1 of Credit Agreement
                                                              ------------
          ($150,000,000 plus Line (k) plus Line (1))............................................................      $___________

(2)  Consolidated Interest Coverage Ratio as of ___________, ______ (for the 12
     ------------------------------------
     month period most recently ended):

     (a)  The sum of the following, calculated on a consolidated basis for the Borrower and the
          Subsidiaries, without duplication: (i) the amount of net income for the 12 month period most recently ended (whether positive or negative) before interest expense, income taxes and extraordinary items, net of (ii) all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and all other non-cash charges accrued but not actually paid) which, in determining net income for such period, were deducted from (or included in) gross income for such period;
          provided, however, that for purposes of the foregoing calculation, changes in the
          --------  -------
          allowance for doubtful accounts shall not be treated as a non-cash item..................................     $___________
     (b)  Interest expense of the Borrower and the Subsidiaries on a consolidated basis............................     $___________
     (c)  Ratio of Line (a) to Line (b)............................................................................     ____ to ____
     (d)  Minimum Consolidated Interest Coverage Ratio required by Section 11.2 of Credit Agreement................       3.0 to 1.0
                                                                   ------------

(3)  Companies Interest Coverage Ratio as of _____________, ______ (for the 12
     ---------------------------------
     month period then ended):

     (a)  The sum of the following, calculated on a combined basis for the Companies, without duplication:
          (i) the amount of net income for the 12 month period most recently ended (whether positive or negative) before interest expense, income taxes and extraordinary items, net of
          (ii) all non-cash items (such as deferred taxes, depreciation, amortization of goodwill and all other non-cash charges accrued but not actually paid) which, in determining net income for such period, were deducted from (or included in) gross income for such period; provided,
                                                                                         --------
          however, that for purposes of calculating the foregoing, changes in the allowance for doubtful
          -------
          accounts shall not be treated as a non-cash item/1/......................................................     $___________
     (b)  Interest expense of the Borrower and the Subsidiaries on a consolidated basis (Line 2(b))................     $___________
     (c)  Ratio of Line (a) to Line (b)............................................................................     ____ to ____
     (d)  Amount of cash transferred from Subsidiaries to the Companies as permitted
          by Section 11.3 of the Credit Agreement/2/...............................................................     $___________
             ------------
     (e)  Ratio of Line (a) plus Line (d) to Line (b)..............................................................     ____ to ____

_________________________
 /1/ In the calculation of Companies Cash Flow for certain periods, certain special or non-recurring charges shall be excluded, or added back to net income, in accordance with Section 11.3 of the Credit Agreement and the definition of
                   ------------
Companies Cash Flow set forth in Section 1.1 of the Credit Agreement.
                                 -----------

 /2/ In the event it is determined that the Companies Cash Flow is not sufficient with Section 11.3 of the Credit Agreement, then within ten days after
                ------------
such determination, the Borrower will cause to be transferred to the Companies from the other Subsidiaries cash in an amount which when added to the Companies Cash Flow is sufficient to cause compliance with Section 11.3 of the Credit
                                                 ------------
Agreement, and, to the extent they comply with such covenant, the Companies shall be deemed to have met the requirements of Section 11.3 of the Credit
                                                ------------
Agreement for the relevant period of determination, except as hereinafter provided. The Companies may not use transferred cash to meet the ratio requirement of Section 11.3 of the Credit Agreement in more than two consecutive
               ------------
fiscal quarters. The Companies may not use transferred cash to meet the ratio requirement of Section 11.3 of the Credit Agreement for the compliance
               ------------
determination as of October 31, 2000. Such transferred cash shall remain with the Companies, notwithstanding any other covenants to the contrary contained herein, until the Companies have demonstrated compliance with Section 11.3 of
                                                              ------------
the Credit Agreement without the benefit of such transferred cash.

COMPLIANCE CERTIFICATE - Page 2

     (f)  Minimum Companies Interest Coverage Ratio required by Section 11.3 of Credit Agreement....          1.25 to 1.0
                                                                ------------

(4)       Minimum Turnover Ratio for the quarter ended ___________, ______:/3/
          ----------------------
          (a)  Cost of goods sold for the Borrower and the Subsidiaries on a consolidated basis in the period
               of the four fiscal quarters then ended.............................................................    $___________
          (b)  Consolidated Average Inventory Per Quarter for each of the most recent four fiscal quarters then ended:

                                        Beginning                         Ending
                                        Inventory                       Inventory
                     Quarters            Amount                          Amount
                     --------            ------                          ------

                       1                $_______          +            $_______ /2 =  ............................    $___________
                       2                $_______          +            $_______ /2 =  ............................    $___________
                       3                $_______          +            $_______ /2 =  ............................    $___________
                       4                $_______          +            $_______ /2 =  ............................    $___________
          (c)  Total sum of Consolidated Average Inventory Per Quarter for quarters shown in Line (b).............    $___________
          (d)  Consolidated Average Inventory (Line (c) divided by four)..........................................    $___________
          (e)  Turnover Ratio (Ratio of Line (a) to Line (d)).....................................................    ____ to ____
          (f)  Minimum Turnover Ratio required by Section 11.4 of Credit Agreement................................    6.0 to 1.0
                                                  ------------

(5)       Consolidated Funded Debt to Consolidated Cash Flow Ratio as of __________, ______:
          (a)  On a consolidated basis for the Borrower and the Subsidiaries in accordance with GAAP, all obligations for borrowed money (whether as a direct obligor on a promissory note, bond, debenture or other similar instrument, as a reimbursement obligor with respect to an issued letter of credit or similar instrument, as an obligor under a Guarantee for borrowed money, or
               as any other type of direct or contingent obligor) as of the date of determination................     $___________
          (b)  On a consolidated basis for the Borrower and the Subsidiaries, without duplicating any amount included in Line (a) above, the capitalized amount of all obligations to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a consolidated balance sheet of the
               Borrower under GAAP (other than the interest component of such obligations), as of the date of
               determination, determined in accordance with GAAP..................................................    $___________
          (c)  Consolidated Funded Debt (the sum of Line (a) plus Line (b)).......................................    $___________
          (d)  Consolidated Cash Flow (Line (2)(a))...............................................................    $___________
          (e)  Ratio of Line (c) to Line (d)......................................................................    _____ to ___
          (f)  Maximum Consolidated Funded Debt to Consolidated Cash Flow Ratio permitted by
               Section 11.5 of the Credit Agreement...............................................................    3.5 to 1.0
               ------------

(6)       Consolidated Senior Debt to Consolidated Cash Flow Ratio as of _____________, ______:
          (a)  Consolidated Funded Debt (Line (5)(c))............................................................     $___________
          (b)  Subordinated Debt.................................................................................     $___________
          (c)  Consolidated Senior Debt (Line (a) minus Line (b))................................................     $___________
          (d)  Consolidated Cash Flow (Line (2)(a))..............................................................     $___________
          (e)  Ratio of Line (c) to Line (d).....................................................................     ____ to ____
          (f)  Maximum Consolidated Senior Debt to Consolidated Cash Flow Ratio permitted by
               Section 11.6 of the Credit Agreement..............................................................     2.5 to 1.0
               ------------



(7)       Intercompany Loans and Capital Contributions as of ____________,
          _______:
          (a) Capital contributions by the Borrower or any Subsidiary to any other Subsidiary or any


_______________________
/3/ Calculation of this ratio as of October 31, 2000 shall be calculated as though the last quarter ended on October 31, 2000.

COMPLIANCE CERTIFICATE - Page 3


          Foreign Affiliate (other than as described in subsections (B) through (E) of Section 10.5(i) of the
                                                        ---------------         ---    ---------------
          Credit Agreement) during the current fiscal year through the fiscal quarter most recently
          ended or other date of determination specified above/4/................................................     $___________
(b)       Capital contributions by the Borrower or any Subsidiary to any other Subsidiary or any
          Foreign Affiliate (other than as described in subsections (B) through (E) of Section 10.5(i) of the
                                                        ---------------         ---    ---------------
          Credit Agreement) during the fiscal year most recently ended/5/.........................................    $___________
(c)       Maximum amount of such capital contributions permitted by subsection (F) of Section 10.5(i) of
                                                                    ---------- ---    ---------------
          the Credit Agreement during any fiscal year.............................................................    $15,000,000
(d)       Aggregate amount of loans and advances by the Borrower or any Subsidiary to any Foreign Affiliate
          outstanding as of such date.............................................................................    $___________
(e)       Maximum aggregate amount of such loans and advances permitted to be outstanding at any time............     $10,000,000
(f)       Aggregate amount of loans and advances by the Borrower or any Subsidiary to any other Subsidiary (other than as described in subsections (B) and (C) of Section 10.5(i) of the
                                                       -----------------------    ---------------
          Credit Agreement) outstanding as of such date./6/......................................................     $___________

(g)       Maximum aggregate amount of such loans and advances permitted to be outstanding at any time:
          (1)  Stockholders' equity in the Borrower as of such date...............................................    $___________
          (2)  20% of Line (1)....................................................................................    $___________
          (3)  Greater of $100,000,000 or Line (2)................................................................    $___________

             The undersigned hereby certifies that (a) the above information and calculations are true and correct and not misleading as of the date hereof, (b) Borrower has delivered to the Agent and the Banks all financial information and reports required by the Credit Agreement by the dates provided therein, and (c) no Default has occurred and is continuing.

                                            CELLSTAR CORPORATION


                                            By:______________________________
                                               Name:_________________________
                                               Title:________________________

Dated as of:___________________


_______________________
/4/ For each Compliance Certificate other than each Compliance Certificate delivered for any fiscal year-end of the Borrower.

/5/ For each Compliance Certificate delivered for any fiscal year-end of the Borrower.

/6/ Amounts loaned or advanced by the Borrower or any Subsidiary to any Subsidiary that are in turn loaned or advanced by that Subsidiary to another Subsidiary shall be counted only once for purposes of this calculation.

COMPLIANCE CERTIFICATE - Page 4

                                   ANNEX II
                                   --------


                                   EXHIBIT E
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                             Borrowing Base Report
                             ---------------------

                             BORROWING BASE REPORT


TO:  Chase Bank of Texas, National Association, as Administrative Agent
         2200 Ross Avenue
         Post Office Box 660197
         Dallas, Texas   75266-0197
         Attention:  Allen K. King


Ladies and Gentlemen:

     This Borrowing Base Report for the month ending ___________, 19___, is executed and delivered by CELLSTAR CORPORATION, a Delaware corporation (the "Borrower"), pursuant to that certain Amended and Restated Credit Agreement
 --------
dated as of August 2, 1999, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 23, 1999, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of July ___, 2000 (as the same has been or may be amended, supplemented, modified or restated from time to time, the "Credit Agreement"),
                                                           ----------------
among the Borrower, each of the banks or other lending institutions which is or may from time to time become a signatory thereto and any successors or permitted assigns thereof (each a "Bank" and, collectively, the "Banks"), Bank One, NA
                         ----                          -----
(formerly known as The First National Bank of Chicago), as syndication agent (the "Syndication Agent"), National City Bank, as documentation agent
      -----------------
("Documentation Agent"), and Chase Bank of Texas, National Association, a
  -------------------
national banking association, as administrative agent for the Banks, as issuer of Letters of Credit thereunder and as the swing line lender (in such capacity, together with its successors in such capacity, the "Administrative Agent"). All
                                                    --------------------
terms used herein shall have the meanings assigned to them in the Credit Agreement.

     The Borrower represents and warrants to the Agent and each Bank that all information contained herein is true, correct, and complete, and that the total Eligible Accounts, Eligible Inventory, Eligible Analog Inventory and Eligible Non-Analog Inventory referred to below represent the Eligible Accounts, Eligible Inventory, Eligible Analog Inventory and Eligible Non-Analog Inventory that qualify for purposes of determining the Borrowing Base under the Credit Agreement.

ACCOUNTS RECEIVABLE:
1.   Gross Accounts of the Companies (ending balance for period ended ______________, 19__)  ..................................................................................  $____________
2.   Less:  Ineligible Accounts (determined pursuant to the definition of Eligible
     Accounts in the Credit Agreement, without duplication):
          (a)  Accounts not complying with applicable law...........................................................  $____________
          (b)  Accounts outstanding for more than 90 days past the original date of invoice.........................  $____________
          (c)  Accounts created outside of the ordinary course of business .........................................  $____________
          (d)  Accounts from unenforceable contracts or contracts not fully completed by any Company ...............  $____________
          (e)  Accounts including progress billings ................................................................  $____________
          (f)  Accounts from sales on bill-and-hold, guaranteed sale, sale-and-return, etc. ........................  $____________
          (g)  Accounts subject to a lien other than liens held by the Agent or permitted by Section 10.2 of the
               Credit Agreement ....................................................................................  $____________
          (h)  Accounts as to which any Company does not have good and indefeasible title ..........................  $____________
          (i)  Accounts subject to anti-assignment provisions ......................................................  $____________
          (j)  Accounts subject to setoff, dispute, etc. ...........................................................  $____________
          (k)  Accounts owed by account debtors subject to bankruptcy, etc. ........................................  $____________
          (l)  Accounts evidenced by chattel paper or instruments ..................................................  $____________
          (m)  Accounts subject to default by any party thereto.....................................................  $____________
          (n)  Accounts owed by Foreign Subsidiaries ...............................................................  $____________
          (o)  Accounts owed by Foreign Affiliates .................................................................  $____________
          (p)  Accounts owed by other Affiliates of any Company, except for accounts owed by Topp Telecom for sales of inventory in the ordinary course of the Companies' business.............................  $____________
          (q)  Accounts owed by employees of any Company ...........................................................  $____________
          (r)  Accounts owed by other foreign account debtors in excess of $15,000,000 .............................  $____________
          (s)  Accounts not payable in Dollars .....................................................................  $____________
          (t)  Accounts owed by each account debtor with over 20% of the balances owed by such account debtor and its Affiliates to the Companies on a consolidated basis outstanding for more than 90 days
               past the original date of invoice...................................................................   $____________
          (u)  All accounts owed by each account debtor  if balances owed by such account debtor and its Affiliates constitute more than 10% of the total accounts receivable of the Companies on a consolidated
               basis...............................................................................................   $____________
          (v)  Accounts owed by the United States of America or any agency thereof for which the Federal
               Assignment of Claims Act of 1940, as amended, has not been complied with. ..........................   $____________
          (w)  Contra accounts owed by any Company to the account debtor which are payable pursuant to terms which
               are not ordinary and customary......................................................................   $____________
          (x)  Contra accounts owed by any Company to the account debtor which are past due or otherwise in
               default ............................................................................................   $____________
          (y)  Past due credits....................................................................................   $____________
3.   Total Ineligible Accounts (sum of Lines 2(a)-(y)) ............................................................   $____________
4.   Total Eligible Accounts (Line 1 minus Line 3) ................................................................   $____________

BORROWING BASE REPORT - Page 1

INVENTORY:
5.   Total Inventory of the Companies (valued at lesser of actual cost for purchase from original
     wholesale supplier or fair market value) .....................................................................   $____________
6.   Less:  Ineligible Inventory (determined pursuant to the definition of Eligible Inventory in the Credit
     Agreement, without duplication)
          (a)  Work-in-process inventory ..........................................................................   $____________
          (b)  Value of obsolescence reserve (expressed as a positive number) .....................................   $____________
          (c)  Inventory shipped or delivered on consignment, sale or return, or similar terms.....................   $____________
          (d)  Inventory in transit (except inventory in transit from Motorola, Nokia or Ericsson to the Companies'
               main warehouse in Carrollton, Texas, the Companies' warehouse with Circle Freight at DFW Airport,
               Texas, or any of the Companies' warehouses in Miami, Florida or Chino, California, which is properly documented and insured pursuant to shipping documents and insurance, and proof thereof,
               satisfactory to the Agent)..........................................................................   $____________
          (e)  Inventory which is offsite, except offsite inventory covered by a waiver and agreement
               satisfactory to Agent ..............................................................................   $____________
          (f)  Service or repair parts or equipment ...............................................................   $____________
          (g)  Inventory located at location for which required landlord's waiver not received ....................   $____________
          (h)  Inventory subject to dispute as to any Company's title or right to possession ......................   $____________
          (i)  Inventory located outside of the United States of America ..........................................   $____________
          (j)  Inventory not in good condition or that does not comply with any applicable law or governmental
               standard for manufacture, use, or sale .............................................................   $____________
          (k)  Inventory determined to be unmarketable by the Agent ...............................................   $____________
          (l)  Inventory subject to a lien other than liens held by the Agent or permitted by Section 10.2 of the
               Credit Agreement ...................................................................................   $____________
7.   Total Ineligible Inventory (sum of Lines 6(a)-(l)) ...........................................................   $____________
8.   Total Eligible Inventory of Companies (Line 5 minus Line 7) ..................................................   $____________
9.   Eligible Analog Inventory (amount of Eligible Inventory consisting of analog phones)..........................   $____________
10.  Eligible Non-Analog Inventory (Line 8 minus Line 9)...........................................................   $____________

BORROWING BASE:
11.  Total Eligible Accounts (Line 4) .............................................................................   $____________
12.  Total Eligible Inventory (Line 8) ............................................................................   $____________
13.  Eligible Analog Inventory (Line 9)............................................................................   $____________
14.  Eligible Non-Analog Inventory (Line 10).......................................................................   $____________
15.  80% of Line 11................................................................................................   $____________
16.  60% of the Total Commitment Amount............................................................................   $____________
17.  40% of Line 13................................................................................................   $____________
18.  50% of Line 14 ...............................................................................................   $____________
19.  Sum of Line 17 plus Line 18...................................................................................   $____________
20.  Lesser of Line 16 or Line 19..................................................................................   $____________
21.  Borrowing Base:  Sum of Line 15 plus Line 20..................................................................   $____________
22.  Outstanding Principal Amount of Advances .....................................................................   $____________
23.  Outstanding Letter of Credit Liabilities .....................................................................   $____________
24.  Sum of Line 22 plus Line 23...................................................................................   $____________
25.  Available Credit Amount or amount to be paid if negative (the lesser of the Total Commitment Amount or Line
     21, minus Line 24)............................................................................................   $____________


       The Borrower further represents and warrants to the Agent and the Banks that the representations and warranties contained in Article VIII of the Credit Agreement are true and correct on and as of the date of this Borrowing Base Report as if made on and as of the date hereof, and that no Default has occurred and is continuing.

Date _____________________                       NATIONAL AUTO CENTER, INC.


                                                 By: ___________________________
                                                     Name: _____________________
                                                     Title:_____________________


cc:    The Chase Manhattan Bank
       Agency Services
       One Chase Manhattan Plaza, 8/th/ Floor
       New York, New York  10081
       Attention:  Deborah Rockower
                   Muniram Appana
Fax No:  (212) 522-5777




BORROWING BASE REPORT - Page 2

                                   ANNEX III

                                 SCHEDULE 9.12
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                   Calculation of Fees Under Fee Agreements
                   ----------------------------------------